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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-93942 and No. 333-20185.




                                                         /s/ Arthur Andersen LLP



Philadelphia, Pa.,
 September 27, 2000